UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2014

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 8, 2014, CONMED Corporation changed the record date for the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”), which is scheduled for Wednesday, September 10, 2014, to July 22, 2014. CONMED shareholders of record at the close of business on July 22, 2014 will be entitled to vote at the 2014 Annual Meeting. CONMED made the change to July 22, 2014 so that, in accordance with a bylaw provision, the record date is no more than 50 days prior to the date of the 2014 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas, Esq.
Title:	Executive Vice President – Legal Affairs & General Counsel

Date: June 9, 2014